Rule 10f-3 Transactions
November 1, 2015 through April 30, 2016
Reported Transactions

1. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund,
Issuer/Security:  Sumitomo Mitsui Fin'l. FRN due 03/09/2021
Date of Purchase:  03/02/2016, 03/09/2016
Date Offering Commenced:  03/02/2016
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Barclays, Citigroup, Goldmans Sachs,
JP Morgan, Merrill Lynch, SMCB Nikko, Daiwa Cap., Deutsche Bank,
HSBC Nomura
Aggregate Principal Amount of Purchase:  $31,000
Aggregate Principal Amount of Offering:  $1,750,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.35%

2. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Masco Corp. 3.50% due 04/01/2021
Date of Purchase:  03/10/2016, 03/17/2016
Date Offering Commenced:  03/10/2016
Name of Broker/Dealer from Whom Purchased:  RBC Dain
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate:  Citigroup, Deutsche Bank, JP Morgan,
RBC Dain, SunTrust, Fifth Third, Merrill Lynch, PNC Cap.,
Wells Fargo, Comerica, Commerz Mkts, HSBC, Huntington Inv.,
SMBC Nikko, US Bancorp, Williams.
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $400,000,000
Purchase Price:  $99.656
Commission/ Spread/ Profit:  0.600%

3. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  EBAY Inc. 2.50% due 03/09/2018
Date of Purchase:  03/02/2016, 03/09/2016
Date Offering Commenced:  03/02/2016
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, Deutsche Bank, JP Morgan, Merrill Lynch, Morgan Stanley, Wells Fargo, BNP Paribas, Credit Suisse, Goldman Sachs, HSBC, Mitsubishi, RBC Standard Chartered, Williams
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $750,000,000
Purchase Price:  $99.897
Commission/ Spread/ Profit:  0.200%

4. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Citigroup Inc. 2.70% due 03/30/2021
Date of Purchase:  03/22/2016, 03/30/2016
Date Offering Commenced:  03/22/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, AMB AMRO, ANZ Secs, BB&T, Blaylock, BMO Cap., BNP Paribas, BNY Mellon, Castleoak Secs, CAVU Secs, Credit Suisse, Banske Mkts, Deutsche Bank, Fifth Third, Great Pacific, HSBC, ING, Loop Capital, Macquarie Cap., Mitsubishi, Mizuho, nabSecurities, Nomurs, RBC, Santander, Scotia Cap., SG Americas, SMBC Nikko, Suntrust, TD Secs., UBS, Williams Cap
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $1,500,000,000
Purchase Price:  $99.856
Commission/ Spread/ Profit:  0.325%

5. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund
Issuer/Security:  Constellium NV 7.875% due 4/01/2021
Date of Purchase:  03/23/2016, 03/30/2016
Date Offering Commenced:  03/23/2016
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, Deutsche Bank, Goldman Sachs, HSBC, BNP Paribas, Societe Generale
Aggregate Principal Amount of Purchase: $250,000
Aggregate Principal Amount of Offering: $425,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.70%

6. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Goodyear Tire & Rubber 5.125% due 11/15/2023
Date of Purchase:  11/02/2015, 11/20/2015
Date Offering Commenced:  11/02/2015
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, BNP Paribas, Citigroup, Credit Agricole, Deutsche Bank, Goldman Sachs, HSBC, JP Morgan, Natixis, Unicredit, Wells Fargo
Aggregate Principal Amount of Purchase: $5,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.25%

7. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Halliburton Co. 4.85% due 11/15/2035
Date of Purchase:  11/05/2015, 11/13/2015
Date Offering Commenced:  11/05/2015
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, Credit Suisse, Deutsche Bank, HSBC, Mizuho Secs., Barclays, DNB Nor, JP Morgan, Bank of America, Mitsubishi UFJ, US Bancorp, Wells Fargo, BBVA Sec., Lloyd Secs, Scotia Cap., SMBC Nikko, Standard Chartered.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $99.974
Commission/ Spread/ Profit:  0.750%

8. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Halliburton Co. 5% due 11/15/2045
Date of Purchase:  11/05/2015, 11/13/2015
Date Offering Commenced:  11/05/2015
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, Credit Suisse, Deutsche Bank, HSBC, Mizuho Secs., Barclays, DNB Nor, JP Morgan, Bank of America, Mitsubishi UFJ, US Bancorp, Wells Fargo, BBVA Sec., Lloyd Secs, Scotia Cap., SMBC Nikko, Standard Chartered.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $2,000,000,000
Purchase Price:  $99.969
Commission/ Spread/ Profit:  0.8750%

9. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  First Data Corp 5% due 01/15/2024
Date of Purchase:  11/05/2015, 11/25/2015
Date Offering Commenced:  11/05/2015
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America, Citigroup, Credit Suisse, Deutsche Bank, HSBC, KKR Capital, Mizuho Secs., Morgan Stanley,
PNC Cap., Suntrust
Aggregate Principal Amount of Purchase: $15,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

10. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Equinox Inc. 5.875% due 01/15/2026
Date of Purchase:  11/19/2015, 12/04/2015
Date Offering Commenced:  11/19/2015
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, JPMorgan, RBC Cap., HSBC, ING Cap., Mitsubishi UFJ, TD Secs.
Aggregate Principal Amount of Purchase: $50,000
Aggregate Principal Amount of Offering: $1,100,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.25%

11. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  McDonald's Corp 4.875% due 12/09/2045
Date of Purchase:  12/02/2015, 12/09/2015
Date Offering Commenced:  12/02/2015
Name of Broker/Dealer from Whom Purchased:  Morgan Stanley
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bk of America, Citigroup, Goldman Sachs, JP Morgan, Societe Generale, Wells Fargo, ANZ Secs., Barclays, Blaylock, BNP Paribas, Drexel Hamilton, HSBC, ING Bank, Lebenthal, Loop Cap., Mitsubishi UFJ, Mizuho Secs., PNC Cap., Rabo Secs., RBC Secs, Samuel Ramirez, Scotia Capital, SMBC Nikko, Standard Chartered, SunTrust, TD Secs., Unicredit Bank, US Bancorp, Williams Capital.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $1,750,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  0.875%

12. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  McDonald's Corp 2.75% due 12/09/2020
Date of Purchase:  12/02/2015, 12/09/2015
Date Offering Commenced:  12/02/2015
Name of Broker/Dealer from Whom Purchased:  Morgan Stanley
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Goldman Sachs, JP Morgan, Morgan Stanley, Citigroup, Mizuho Secs., US Bancorp, ANZ Secs., Barclays Cap., Blaylock Beal, BNP Paribas, Drexel Hamilton, HSBC, ING Finl., Lebenthal, Loop Cap., Mitsubishi UFJ, PNC Cap., Rabo Secs., RBC
Cap., RBS Secs., Samuel Ramirez, Scotia Cap., SG Americas, SMBC Nikko, Standard Chartered, Suntrust Cap., TD Secs., Unicredit,
Wells Fargo, Williams Capital.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price:  $99.815
Commission/ Spread/ Profit:  0.350%

13. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  American Tower 4.40% due 02/15/2026
Date of Purchase:  01/08/2016, 01/12/2016
Date Offering Commenced:  01/08/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: BNP Paribas, Citigroup, JP Morgan, Bk of America, Morgan Stanley, Barclays Cap., BBVA Secs., Credit Agricole,
EA Mkts Secs, Goldmans Sachs, Mizuho Secs, RBC Cap., Soctia Cap., TD Secs., Commerz Mkts, Evercore group, Fifth Thrid, HSBC, Santander Inv., SG Americas Secs., SMBC Nikko Secs.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $99.713
Commission/ Spread/ Profit:  0.650%

14. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Anheuser Busch InBev 4.90% due 02/01/2046
Date of Purchase:  01/13/2016, 01/25/2016
Date Offering Commenced:  01/13/2016
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Banca IMI, Banco Santander, BOAML, Barclays, BNP Paribas, Citigroup, Deutsche Bk, HSBC, ING Bk, Mitsubishi UFJ, Mizuho, Rabobank, RBS, Soc. Gen. Sumitomo, TD Bank, Unicredit Banca, Wells Fargo, ANZ Grindlays, BoNY, Commerzbank.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $11,000,000,000
Purchase Price:  $99.765
Commission/ Spread/ Profit:  0.875%

15. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Anheuser Busch InBev 4.70% due 02/01/2036
Date of Purchase:  01/13/2016, 01/25/2016
Date Offering Commenced:  01/13/2016
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Banca IMI, Banco Santander, BOAML, Barclays, BNP Paribas, Citigroup, Deutsche Bk, HSBC, ING Bk, Mitsubishi UFJ, Mizuho, Rabobank, RBS, Soc. Gen. Sumitomo, TD Bank, Unicredit Banca, Wells Fargo, ANZ Grindlays, BoNY, Commerzbank.
Aggregate Principal Amount of Purchase: $35,000
Aggregate Principal Amount of Offering: $6,000,000,000
Purchase Price:  $99.166
Commission/ Spread/ Profit:  0.800%

16. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  GCP Applied Technologies 9.50 % due 02/01/2023
Date of Purchase:  01/22/2016, 01/27/2016
Date Offering Commenced:  01/22/2016
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America, Citigroup, Deutsche Bk, Goldman Sachs, HSBC, Key Banc Cap., PNC Bank.
Aggregate Principal Amount of Purchase: $3,000
Aggregate Principal Amount of Offering: $525,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

17. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund
Issuer/Security:  GCP Applied Technologies 9.50 % due 02/01/2023
Date of Purchase:  01/22/2016, 01/27/2016
Date Offering Commenced:  01/22/2016
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Bank of America, Citigroup, Deutsche Bk, Goldman Sachs, HSBC, Key Banc Cap., PNC Bank.
Aggregate Principal Amount of Purchase: $10,000
Aggregate Principal Amount of Offering: $525,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A

18. The following 10f-3 transaction was effected for the HSBC Global High Income Bond Fund
Issuer/Security:  Citigroup 3.70% due 01/12/2026
Date of Purchase:  01/05/2016, 01/12/2016
Date Offering Commenced:  01/05/2016
Name of Broker/Dealer from Whom Purchased:  Citigroup
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Citigroup, ABM AMRO, ANZ Secs, BBVA Secs, Blaylock, CastleOak Secs, CIBC, Commerz Mkts, Credit Suisse, Danske Mkt, Deutsche Bk, Drexel Hamilton, HSBC, ING Fin'l, Lebenthal & Co., Lloyds Secs, Loop Capital, MFR Secs, Mischler Fin'l, Mitsubishi UFJ, nabSecurities, Nat. Bk of Canada, Natixis Secs, PNC Capital Mkts, Scotia Cap., Standard Chartered, TD Secs, UBS Secs, Wells Fargo, Williams Capital
Aggregate Principal Amount of Purchase: $40,000
Aggregate Principal Amount of Offering: $2,000,000,000
Purchase Price:  $99.867
Commission/ Spread/ Profit:  0.425%

19. The following 10f-3 transaction was effected for the HSBC Global High Yield Bond Fund
Issuer/Security:  Platform Specialty Prod. 10.375% due 05/01/2021
Date of Purchase:  11/03/2015, 11/10/2015
Date Offering Commenced:  11/03/2015
Name of Broker/Dealer from Whom Purchased:  CS First Boston
Name of Affiliated Dealer in Syndicate:  HSBC
Members of the Syndicate: Barclays, Credit Suisse, Citigroup, Credit Agricole, Deutsche Bank, Goldman Sachs, HSBC, Nomurs Secs, SMBC Nikko, SunTrust, UBS
Aggregate Principal Amount of Purchase: $5,000
Aggregate Principal Amount of Offering: $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  N/A